Progress Energy, Inc. 2002 Equity Incentive Plan
                 (Amended and Restated Effective July 10, 2002)

     Section 1.   Purpose

     Progress Energy, Inc. (hereinafter referred to as the "Sponsor"), a North Carolina corporation, hereby establishes the 2002 Equity Incentive Plan (the "Plan") to promote the interests of the Sponsor and its shareholders through the
(i) attraction and retention of executive officers, directors and other key employees essential to the success of Sponsor and its Affiliates; (ii) motivation of executive officers, directors and other key employees using performance-related and stock-based incentives linked to the interests of the Sponsor's shareholders; and (iii) enabling of such executive officers, directors and other key employees to share in the long-term growth and success of the Sponsor and its Affiliates. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options (intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended), Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, and any other Stock Unit Awards or stock-based forms of Awards as the Committee may determine under its sole and complete discretion at the time of grant, subject to the provisions of this Plan document and applicable law. The 1997 Equity Incentive Plan of Progress Energy, Inc. (the "1997 Plan") shall remain effective with regard to all Awards made thereunder, but shall be superseded by this Plan with regard to all Awards after the Effective Date.

     Section 2.   Effective Date and Duration

     The Plan was approved by the Board of Directors on March 20, 2002, subject to approval by the shareholders of the Sponsor. The Plan will become effective on the date of approval of the Plan by the Sponsor's shareholders (the "Effective Date"). The Plan was further amended and restated effective July 10, 2002. The Plan shall expire on the tenth anniversary of the Effective Date; however, all Awards made prior to, and outstanding on such date, shall remain valid in accordance with their terms and conditions.

     Section 3.   Definitions

     Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

     3.1 "Affiliate" means, with respect to Sponsor, any entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with Sponsor.

     3.2 "Award" means individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares, or other Stock Unit Awards.

     3.3 "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

     3.4 "Award Agreement" or "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Sponsor and by the Participant.

     3.5 "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

     3.6 "Board" or "Board of Directors" means the Board of Directors of the Sponsor.

     3.7 "Cashless Exercise" means the exercise of an Option by the Participant in compliance with the Federal Reserve Board's Regulation T (or any successor provision) or as otherwise permitted by the Committee through the use of a brokerage firm to make payment to the Sponsor of the exercise price either from the proceeds of a loan to the Participant from the brokerage firm or from the proceeds of the sale of Stock issued pursuant to the exercise of the Option, and upon receipt of such payment, the Sponsor delivers the exercised Stock to the brokerage firm. The date of exercise of a Cashless Exercise shall be the date the broker executes the sale of exercised Stock, or if no sale is made, the date the broker receives the exercise loan notice from the Participant to pay the Sponsor for the exercised Stock.

     3.8 "Cause" means:

          (a) embezzlement or theft from the Company, or other acts of dishonesty, disloyalty or otherwise injurious to the Company;

          (b) disclosing without authorization proprietary or confidential information of the Company;

          (c) committing any act of negligence or malfeasance causing injury to the Company;

          (d) conviction of a crime amounting to a felony under the laws of the United States or any of the several states;

          (e) any violation of the Company's Code of Ethics; or

          (f) unacceptable job performance which has been substantiated in accordance with the normal practices and procedures of the Company.

     3.9 "Change in Control" means, with respect to any Award granted on or after the Effective Date and prior to July 10, 2002, a change in control of the Sponsor of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; provided, that without limitation, such a Change in Control shall be deemed to have occurred at such time as a "person" (as used in Section 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 25% or more of the combined voting power of the Sponsor's outstanding securities ordinarily having the right to vote in elections of directors; or individuals who constitute the Board of Directors of the Sponsor on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, or of any board of directors of a successor to the Sponsor, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Sponsor's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board shall be, for purposes of this subsection (b), considered as though such person were a member of the Incumbent Board, in each case, as determined by the Committee in accordance with Section 4.1.

     Notwithstanding the foregoing, with respect to any Award granted on or after July 10, 2002, a Change in Control shall mean the earliest of the following dates:

          (a) the date any person or group of  persons  (within  the  meaning of
     Section 13(d) or 14(d) of the Securities Exchange Act of 1934), excluding employee benefit plans of the Sponsor, becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Securities Act of 1934) of securities of the Sponsor representing twenty-five percent (25%) or more of the combined voting power of the Sponsor's then outstanding securities (excluding the acquisition of securities of the Sponsor by an entity at least eighty percent (80%) of the outstanding voting securities of which are, directly or indirectly, beneficially owned by the Sponsor); or

          (b) the date of consummation of a tender offer for the ownership of more than fifty percent (50%) of the Sponsor's then outstanding voting securities; or

          (c)  the  date  of  consummation  of  a  merger,   share  exchange  or
     consolidation of the Sponsor with any other corporation or entity regardless of which entity is the survivor, other than a merger, share exchange or consolidation which would result in the voting securities of the Sponsor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving or acquiring entity) more than sixty percent (60%) of the combined voting power of the voting securities of the Sponsor or such surviving or acquiring entity outstanding immediately after such merger or consolidation; or

          (d) the date, when as a result of a tender offer or exchange offer for the purchase of securities of the Sponsor (other than such an offer by the Sponsor for its own securities), or as a result of a proxy contest, merger, share exchange, consolidation or sale of assets, or as a result of any combination of the foregoing, individuals who are Continuing Directors cease for any reason to constitute at least two-thirds (2/3) of the members of the Board; or

          (e) the date the shareholders of the Sponsor approve a plan of complete liquidation or winding-up of the Sponsor or an agreement for the sale or disposition by the Sponsor of all or substantially all of the Sponsor's assets; or

          (f) the date of any event which the Board determines should constitute a Change in Control.

     A Change in Control shall not be deemed to have occurred after July 10, 2002, on account of an event described in paragraphs (a), (b), (c), (d) or (e) of this Section 3.9 until a majority of the members of the Board receive written certification from the Committee that such event has occurred. Any determination that an event described in this Section 3.9 has occurred shall, if made in good faith on the basis of information available at that time, be conclusive and binding on the Committee, the Sponsor, the Participants and their beneficiaries for all purposes of the Plan.

     3.10 "CEO" means the chief executive officer of the Sponsor.

     3.11 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     3.12 "Committee" means the Organization and Compensation Committee of the Board, comprised solely of Outside Directors, which will administer the Plan pursuant to Section 4 herein.

     3.13 "Company" means Progress Energy, Inc., including all Affiliates, or any successor thereto.

     3.14 "Continuing Director" means the members of the Board as of the Effective Date; provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was supported by seventy-five percent (75%) or more of the directors who then comprised Continuing Directors shall be considered to be a Continuing Director.

     3.15 "Covered Participant" means a Participant who is a "covered employee" as defined in Section 162(m)(3) of the Code, and the regulations promulgated thereunder.

     3.16 "Department" means the Human Resources Department of Progress Energy Service Company, LLC.

     3.17 "Designated Beneficiary" means the beneficiary designated by the Participant, pursuant to procedures established by the Department, to receive amounts due to the Participant or to exercise any rights of the Participant to the extent permitted hereunder in the event of the Participant's death. If the Participant does not make an effective designation, then the Designated Beneficiary will be deemed to be the Participant's estate.

     3.18 "Disability" means (i) the mental or physical disability, either occupational or non-occupational in origin, of the Participant defined as "total disability" in the Long-term Disability Plan of the Sponsor currently in effect and as amended from time to time; or (ii) a determination by the Committee of "Total Disability" based on medical evidence that precludes the Participant from engaging in any occupation or employment for wage or profit for at least twelve months and appears to be permanent. In the case of Awards of Incentive Stock Options, "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

     3.19 "Divestiture" means the sale (including the spin-off) of, or closing by, the Company of the business operations in which the Participant is employed.

     3.20 "Early Retirement" means retirement of a Participant from employment with the Company after age 55, but prior to age 65 under the provisions of the Sponsor's Pension Plan or the Sponsor's Supplemental Senior Executive Retirement Plan. In the event of a change in the Sponsor's Pension Plan such that there is no longer a definition of "Early Retirement" or the Participant is not a participant in the Sponsor's Pension Plan for purposes of this plan, "Early Retirement" shall mean retirement before age 65 after reaching the 55th birthday together with completion of 15 years of Vesting Service, or after completion of 35 years of Vesting Service with no age limitation.

     3.21 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.22 "Executive Officer" means an individual designated as an "officer" for purposes of Section 16 of the Securities Exchange Act of 1934 and as an "executive officer" for Item 401(b) of Regulation S-K by the Board pursuant to resolutions adopted by the Board from time to time.

     3.23 "Fair Market Value" means, on any given date, the closing price of Stock as reported on the New York Stock Exchange composite tape on such day or, if no shares of Stock were traded on the New York Stock Exchange on such day, then on the next preceding day that Stock was traded on such exchange, all as reported by such source as the Committee may select. In the case of a Cashless Exercise, Fair Market Value means the price of the Stock at the date and time the broker executes the sale of exercised Stock.

     3.24 "Full-time Employee" means an employee of the Company designated by the Department as being a "regular, full-time employee" who is eligible for all plans and programs of the Company set forth for such employees. This designation excludes all part-time, temporary, leased or contract employees and consultants to the Company.

     3.25 "Incentive Stock Option" means an option to purchase Stock, granted under Section 7 herein, which is designated as an incentive stock option by the Committee and is intended to meet the requirements of Section 422 of the Code.

     3.26 "Key Employee" means an officer or other employee of the Company, who is selected for participation in the Plan in accordance with Section 4.2.

     3.27 "Nonqualified Stock Option" means an Option to purchase Stock, granted under Section 7 herein, which is not intended to be an Incentive Stock Option.

     3.28 "Normal Retirement" means the retirement of any Participant under the Sponsor's Pension Plan at age 65. In the event of a change in the Sponsor's Pension Plan such that there is no longer a definition of "Normal Retirement" or the Participant is not a participant in the Sponsor's Pension Plan, for purposes of the Plan "Normal Retirement" shall mean retirement upon attaining the age of 65 years and completing five years of Vesting Service.

     3.29  "Option"  means an  Incentive  Stock Option or a  Nonqualified  Stock
Option.

     3.30 "Other Stock Unit Award" means Awards of Stock or other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Stock or other securities of the Sponsor.

     3.31 "Outside Director" means a member of the Board of Directors of the Sponsor who is not an employee of the Company.

     3.32 "Participant" means a Key Employee or Outside Director who has been granted an Award under the Plan.

     3.33 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     3.34 "Performance Measures" mean, unless and until the Committee proposes for shareholder approval and the Sponsor's shareholders approve a change in the general performance measures set forth in this article, the attainment of which may determine the degree of payout and/or vesting with respect to Awards which are designed to qualify for the Performance-Based Exception, measure(s) chosen from among the following alternatives:

          (a) Total shareholder return (absolute or peer-group comparative)

          (b) Stock price increase (absolute or peer-group comparative)

          (c) Dividend payout as a percentage of net income (absolute or peer-group comparative)

          (d) Return on equity (absolute or peer-group comparative)

          (e) Return on capital employed (absolute or peer-group comparative)

          (f) Cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital

          (g) Economic value added (income in excess of capital costs)

          (h) Cost per KWH (absolute or peer-group comparative)

          (i) Revenue per KWH (absolute or peer-group comparative)

          (j) Market share

          (k) Customer satisfaction as measured by survey instruments (absolute or peer-group comparative)

          (l) Earnings before interest, and taxes (absolute or peer-group comparative)

          (m) Earnings before interest, taxes, depreciation, and amortization (absolute or peer-group comparative)

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measures; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward), except to the extent permitted under Code
Section 162(m) and the regulations thereunder to reflect corporate reorganizations or other events.

     3.35 "Performance Award" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

     3.36 "Performance Period" means the time period designated by the Committee during which performance goals must be met.

     3.37 "Performance Share" means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 10 herein, the value of which is determined, in whole or in part, by the value of Stock in a manner deemed appropriate by the Committee and described in the Agreement or Sub-Plan.

     3.38 "Performance Unit" means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 10 herein, the value of which is determined, in whole or in part, by the attainment of pre-established goals relating to Sponsor's or Company's financial or operating performance as deemed appropriate by the Committee and described in the Agreement or Sub-Plan.

     3.39 "Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted, pursuant to Section 9 of the Plan.

     3.40 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     3.41 "Plan" means the Progress Energy, Inc. 2002 Equity Incentive Plan as herein described and as hereafter from time to time amended.

     3.42 "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Section 9 of the Plan.

     3.43 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as adopted in Exchange Act Release No. 34-37260 (May 31, 1996, effective August 15, 1996), or any successor rule as amended from time to time.

     3.44 "Section 162(m)" means Section 162(m) of the Code, or any successor section under the Code, as amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

     3.45 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.

     3.46 "Secretary" means the corporate secretary of the Sponsor.

     3.47 "Sponsor" means Progress Energy, Inc., or any successor thereto.

     3.48 "Sponsor's Pension Plan" means the Progress Energy Pension Plan, as amended from time to time, and any successor thereto.

     3.49 "Stock" means the common stock of the Sponsor.

     3.50 "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over the Fair Market Value of the Stock on the Award Date of the Stock Appreciation Right.

     3.51  "Stock  Unit Award"  means an Award of Stock or units  granted  under
Section 11 of the Plan.

     3.52 "Sub-Plan" means a written document that permits the grant of Awards consistent with the provisions of this Plan.

     3.53 "Vesting Service" means each year of employment with the Company in which a Participant works 1,000 hours.

     Section 4. Administration

     4.1 The Committee. The Plan shall be administered and interpreted by the Committee which shall have full authority and all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In its sole and complete discretion the Committee may adopt, alter, suspend and repeal any such administrative rules, regulations, guidelines, and practices governing the operation of the Plan as it shall from time to time deem advisable. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement and/or Sub-Plan, which need not be identical for types of Awards nor for the same type of Award to different Participants; (iii) to construe and interpret the Agreements, Sub-Plans and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award, the length of a Performance Period or the termination of any Period of Restriction except for Awards to Covered Participants that are intended to qualify for the Performance-Based Exception, other than as may be otherwise provided under the terns of such an Award in the event of a Change in Control or as hereinafter specified; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan, including a determination of a Change in Control under Section 3.9. The Committee may take action by a meeting in person, by unanimous written consent, or by meeting with the assistance of communications equipment which allows all Committee members participating in the meeting to communicate in either oral or written form. The Committee may seek the assistance or advice of any persons it deems necessary to the proper administration of the Plan.

     4.2  Selection of  Participants  Other Than Outside  Directors.  Subject to
Section 5 of the Plan, the Committee shall have sole and complete discretion in determining Key Employees who shall participate in the Plan; provided, however, the Committee may delegate to the CEO the authority to designate Key Employees and/or Awards to be made to Key Employees who are not Executive Officers, subject to any limitations imposed by the Committee on the designation of Key Employees including a fixed maximum Award amount for any group of Key Employees and/or a maximum Award amount for any one Key Employee, as determined by the Committee. Awards made to the Executive Officers shall be determined by the Committee.

     4.3 Awards to Outside Directors. Awards to Outside Directors shall be made in the sole discretion of the full Board of Directors; provided, however, that Awards of Options to Outside Directors shall be limited to Nonqualified Stock Options.

     4.4 Award Agreements and Sub-Plans. Each Award granted under the Plan shall be granted either under the terms of an Award Agreement and/or a Sub-Plan. Award Agreements and Sub-Plans shall specify the terms, conditions and any rules applicable to the Award, including but not limited to the effect of transferability, a Change in Control, or death, Disability, Divestiture, Early Retirement, Normal Retirement or other termination of employment of the Participant on the Award. If the Award is granted under the terms of an Award Agreement, the Award Agreement shall be signed by an authorized representative of the Sponsor and the Participant, and a copy of the signed Award Agreement shall be provided to the Participant. If the Award is granted under the terms and conditions of a Sub-Plan, the Sub-Plan shall be approved by the Committee as an Exhibit to the Plan, and a copy of the Sub-Plan or a summary description thereof shall be provided to each Participant.

     4.5 Committee Decisions. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding upon all persons, including the Company, its employees, Participants, and Designated Beneficiaries, and the Sponsor's shareholders, except when the terms of any sale or award of shares of Stock or any grant of rights or Options under the Plan are required by law or by the Articles of Incorporation or Bylaws of the Sponsor to be approved by the Sponsor's Board of Directors or shareholders prior to any such sale, award or grant.

     4.6 Rule 16b-3 and Section 162(m) Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award, and the Board may amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3 or Section 162(m).

     4.7 Indemnification of Committee. In addition to such other rights of indemnification as they may have as Outside Directors or as members of the Committee, the members of the Committee shall be indemnified by the Sponsor against reasonable expenses incurred from their administration of the Plan. Such reasonable expenses include, but are not limited to, attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

     Section 5. Eligibility

     Selection of Participants by the Committee or the CEO under Section 4.2 shall be subject to the following limitations: (i) no person owning, directly or indirectly, more than 5% of the total combined voting power of all classes of Stock shall be eligible to participate under the Plan; and (ii) only Full-time Employees shall be eligible to participate under the Plan, except that Outside Directors may be granted Nonqualified Stock Options or Restricted Stock Awards in accordance with Section 4.3.

     Section 6. Shares of Stock Subject to the Plan

     6.1 Number of Shares. Subject to adjustment as provided below and except as otherwise provided in Section 6.4 and Section 6.5 herein, the maximum aggregate number of shares of Stock that may be issued pursuant to Awards made under the Plan shall not exceed 15,000,000 shares of Stock, which may be in any combination of Options, Restricted Stock, Performance Shares or any other right or Option which is payable in the form of Stock. Additionally, shares of Stock available for issuance on the Effective Date under the 1997 Plan shall be transferred to the Plan and added to the shares available for the grant of Awards under this Plan. The maximum aggregate number of shares that may be granted in the form of Incentive Stock Options shall be 10,000,000. The maximum aggregate number of shares of Stock that may be granted in the form of Restricted Stock shall be 3,000,000 and the maximum aggregate number of shares of Stock (or derivatives of shares of Stock) that may be granted in the form of Performance Shares, Performance Units or other Stock Unit Awards shall be 4,000,000. Shares of Stock may be available from the authorized but unissued shares of Stock. Except as provided in Sections 6.2 and 6.3 herein, the issuance of shares of Stock in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of shares of Stock available for future Awards under the Plan.

     6.2 Lapsed Awards of Forfeited Shares of Stock. In the event that (i) any Option or other Award granted under the Plan or the 1997 Plan terminates, expires, or lapses for any reason other than exercise of the Award, or (ii) if shares of Stock issued pursuant to the Awards are canceled or forfeited for any reason, the number of shares of Stock available for Awards under the Plan shall be increased by the number of shares of Stock that were subject to such Award; provided, however, that this provision shall not be construed to allow for the issuance of treasury stock.

     6.3 Delivery of Shares of Stock as Payment. In the event a Participant pays for any Option or other Award granted under the Plan through the delivery of previously acquired shares of Stock, the number of shares of Stock available for Awards under the Plan shall be increased by the number of shares of Stock surrendered by the Participant, subject to Rule 16b-3 as interpreted by the Securities and Exchange Commission or its staff; provided, however, that this provision shall not be construed to allow for the issuance of treasury stock.

     6.4 Capital Adjustments. The number and class of shares of Stock subject to each outstanding Award, the maximum number of shares of Stock that may be subject to an Award under Sections 7.7, 8.5, 9.6, 10.6 and 11.1, the Option Price (as hereinafter defined) and the aggregate number, type and class of shares of Stock for which Awards thereafter may be made shall be subject to adjustment, if any, as the Committee deems appropriate, based on the occurrence of a number of specified and non-specified events; provided, however, that with respect to Incentive Stock Options such adjustment shall be made in a manner consistent with Section 424(a) of the Code and, with respect to any Awards to Executive Officers, shall be consistent with the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. Such events include but are not limited to the following:

          (a) If the outstanding shares of Stock of the Sponsor are increased, decreased or exchanged through merger, consolidation, sale of all or substantially all of the property of the Sponsor, reorganization, recapitalization, reclassification, stock dividend, stock split or other distribution in respect to such shares of Stock, for a different number or type of shares of Stock, or if additional shares of Stock or new or different shares of Stock are distributed with respect to such shares of Stock, an appropriate and proportionate adjustment shall be made in: (i) the maximum number of shares of Stock available for the Plan as provided in
     Section 6.1 herein, (ii) the type of shares of Stock or other securities available for the Plan, (iii) the number of shares of Stock subject to any then outstanding Awards under the Plan, and (iv) the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable.

          (b) If other events not specified above in this Section 6.4, such as any extraordinary cash dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Stock, or other similar corporate event affect the Stock such that an adjustment is necessary to maintain the benefits or potential benefits intended to be provided under this Plan, then the Committee in its discretion may make adjustments to any or all of (i) the number and type of shares of Stock which thereafter may be optioned and sold or awarded or made subject to Stock Appreciation Rights under the Plan, (ii) the grant, exercise or conversion price of any Award made under the Plan thereafter, and (iii) the number and price (including Exercise Price) of each share of Stock (or other kind of shares or securities) subject to then outstanding Awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable. Any adjustment as provided above for Awards that are intended to qualify for the Performance-Based Exception shall be subject to any applicable restrictions set forth in Section 12 or in
     Section 162(m).

          (c) Any adjustment made by the Committee pursuant to the provisions of this Section 6.4 shall be final, binding and conclusive. A notice of such adjustment, including identification of the event causing such an adjustment, the calculation method of such adjustment, and the change in price and the number of shares of Stock, or securities, cash or property purchasable subject to each Award shall be sent to each affected Participant. No fractional interests shall be issued under the Plan based on such adjustments, and shall be forfeited.

     6.5 Acquisitions. In connection with the acquisition of any business by the Company or any of its Affiliates, any outstanding grants, awards or sales of options or other similar rights pertaining to such business may be assumed or replaced by grants or awards under the Plan upon such terms and conditions as the Committee determines. The date of any such grant or award shall relate back to the date of the initial grant or award being assumed or replaced, and service with the acquired business shall constitute service with the Company for purposes of such grant or award. Any shares of Stock underlying any grant or award or sale pursuant to any such acquisition shall be disregarded for purposes of applying the limitations, and shall not reduce the number of shares of Stock available, under Section 6.1 above. Notwithstanding any provision in this Plan to the contrary, the exercise price of any such Award may be below Fair Market Value in order to replace the value of another award in the sole discretion of the Committee.

     Section 7. Stock Options

     7.1 Grant of Stock Options. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant Options to Key Employees, and with respect to Outside Directors pursuant to approval by the Board, as it shall determine. Except with respect to Outside Directors, the Committee shall have sole and complete discretion in determining the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of shares of Stock to which an Option pertains, any conditions imposed upon the exercisability of the Options, the conditions under which the Option may be terminated and any such other provisions as may be warranted to comply with the law or rules of any securities trading system or stock exchange. Notwithstanding the preceding, the Committee may delegate to the CEO authority to grant options in accordance with Section
4.2. Each Option grant shall have such specified terms and conditions detailed in an Award Agreement. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option.

     7.2 Option Price. The exercise price per share of Stock covered by an Option ("Option Price") shall be determined at the time of grant by the Committee, subject to Section 6.5 hereof and the limitation that the Option Price shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

     7.3 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee or the CEO, as the case may be, shall determine, which will be specified in the Award Agreement and need not be the same for each Participant. However, no Option may be exercisable within the first year following the Grant Date, except in the event of a Change in Control, or after the expiration of ten (10) years from the Grant Date.

     7.4 Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are employees of the Sponsor or of a "Parent Corporation" or "Subsidiary Corporation" (as defined in Sections 424(e) and (f) of the Code, respectively) at the Grant Date. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company and of any Parent Corporation or Subsidiary Corporation) shall not exceed one hundred thousand dollars ($100,000). For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the Grant Date, and no Incentive Stock Option may be exercised later than ten
(10) years after the date it is granted. In addition, no Incentive Stock Option may be issued to a Participant in tandem with a Nonqualified Stock Option. Further, Incentive Stock Options may not be granted to any Participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation, unless the exercise price of the option is fixed at not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the Grant Date and the exercise of such Option is prohibited by its terns after the expiration of five (5) years from the Grant Date of such Option.

     7.5 Method of Exercise. Options shall be exercised by the delivery of a notice from the Participant to the Secretary (or his or her designee) in the form prescribed by the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares of Stock. The Option Price shall be payable to the Sponsor in full in cash, or its equivalent, or by delivery of shares of Stock (not subject to any security interest or pledge) valued at Fair Market Value at the time of exercise or by a combination of the foregoing. In addition, the Committee may permit the Cashless Exercise of the Option. As soon as practicable, after receipt of notice and payment, the Sponsor shall deliver to the Participant, Stock certificates in an appropriate amount based upon the number of shares of Stock with respect to which the option is exercised, issued in the Participant's name.

     7.6 Notice. Each Participant shall give prompt notice to the Sponsor of any disposition of shares of Stock acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two (2) years after the Grant Date or one (1) year after the date of transfer of such shares of Stock to the Participant upon the exercise of such Incentive Stock Option.

     7.7 Maximum Award. The maximum number of shares of Stock that may be granted in the form of Options pursuant to any Award granted in a single calendar year to any one Participant shall be 2,000,000.

     7.8 Limitation on Transferability. Solely to the extent permitted by the Committee in an Award Agreement and subject to the terms and conditions as the Committee shall specify, a Nonqualified Stock Option (but not an Incentive Stock Option) may be transferred to members of the Participant's immediate family (as determined by the Committee) or to trusts, partnerships or corporations whose beneficiaries, members or owners are members of the Participant's immediate family, and/or to such other persons or entities as may be approved by the Committee in advance and set forth in an Award Agreement, in each case subject to the condition that the Committee be satisfied that such transfer is being made for estate or tax planning purposes or for gratuitous or donative purposes, without consideration (other than nominal consideration) being received therefor. Except to the extent permitted by the Committee in accordance with the foregoing, an Option shall be nontransferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by such Participant.

     Section 8. Stock Appreciation Rights

     8.1 Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant freestanding Stock Appreciation Rights, Stock Appreciation Rights in tandem with an Option, or Stock Appreciation Rights in addition to an Option. Stock Appreciation Rights granted in tandem with an Option or in addition to an Option may be granted at the time of the Option or at a later time.

     8.2 Price. The exercise price of each Stock Appreciation Right shall be determined at the time of grant by the Committee, subject to the limitation that the grant price shall not be less than 100% of Fair Market Value of the Stock on the Grant Date.

     8.3 Exercise. The Participant shall be entitled to receive payment upon exercise of a Stock Appreciation Right in accordance with Section 8.4.

8.4 Payment. Upon exercise of the Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a share of Stock on the date of Exercise of the Stock Appreciation Right over the grant price specified in the Award Agreement by (b) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised.

     8.5 Maximum Award. The maximum number of shares of Stock that may be subject to Stock Appreciation Rights granted to any Participant during a single calendar year shall be 2,000,000.

     Section 9. Restricted Stock

     9.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants, and in such amounts and for such duration and/or consideration as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Sponsor or the Company therefor (except for applicable tax withholding) other than the rendering of services and/or other consideration as determined by the Committee at its sole discretion.

     9.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction; the conditions which must be satisfied prior to removal of the restriction; the number of shares of Restricted Stock granted; and such other provisions as the Committee shall determine. The Committee may specify, but is not limited to, the following types of restrictions in the Award Agreement: (i) restrictions on acceleration or achievement of terms or vesting based an any business or financial goals of the Company, including, but not limited to the Performance Measures set out in Section 3.33, and (ii) any other further restrictions that may be advisable under the law, including requirements set forth by the Securities Act, any securities trading system or stock exchange upon which such shares under the Plan are listed.

     9.3 Removal of Restrictions. Except as otherwise noted in this Section 9, Restricted Stock covered by each Award made under the Plan shall be provided to and become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee. Except as specifically provided in this Section 9, the Committee shall have no authority to reduce or remove the restrictions or to reduce or remove the Period of Restriction without the express consent of the shareholders of the Sponsor. If the grant of Restricted Stock is performance based, the total Restricted Period for any or all shares or units of Restricted Stock so granted shall be no less than one (1) year. Any other shares of Restricted Stock issued pursuant to this Section 9 shall provide that the minimum Period of Restrictions shall be three (3) years, which Period of Restriction may permit the removal of restrictions on no more than one-third (1/3) of the shares of Restricted Stock at the end of the first year following the Grant Date, and the removal of the restrictions on an additional one-third (1/3) of the shares at the end of each subsequent year. Notwithstanding the previous sentence, if a Participant terminates employment from the Company at or following Early Retirement or Normal Retirement, any time-based Period of Restriction may be removed at the discretion of the Committee. In no event shall any restrictions be removed from shares of Restricted Stock during the first year following the Grant Date, except due to retirement as described in the preceding sentence or in the event of a Change in Control.

     9.4 Voting Rights. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those shares.

     9.5 Dividends and Other Distributions. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan shall be entitled to receive all dividends and other distributions paid with respect to those shares. If any such dividends or distributions are paid in shares, the shares shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed.

     9.6 Maximum Award. The maximum number of shares of Stock that may be granted in the form of Restricted Stock pursuant to an Award granted to a Participant during a single calendar year shall be 250,000.

     Section 10. Performance Based Awards

     10.1 Grant of Performance Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may issue Performance Awards in the form of either Performance Units or Performance Shares to Participants subject to the Performance Measures and Performance Period as it shall determine. The Committee shall have complete discretion in determining the number and value of Performance Units or Performance Shares granted to each Participant. Participants receiving Performance Awards are not required to pay the Sponsor or a Subsidiary or Affiliate therefor (except for applicable tax withholding) other than the rendering of services.

     10.2 Value of Performance Awards. The Committee shall determine the number and value of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set Performance Measures in its discretion for each Participant who is granted a Performance Award. The extent to which such Performance Measures are met will determine the value of the Performance Unit to the Participant or the number of Performance Shares earned by the Participant. Such Performance Measures may be particular to a Participant, may relate to the performance of the Affiliate which employs him or her, may be based on the division which employs him or her, may be based on the performance of the Company generally, or a combination of the foregoing. The terms and conditions of each Performance Award will be set forth in an Agreement and/or a Sub-Plan.

     10.3 Settlement of Performance Awards. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the Performance Measures established by the Committee and set forth in the Agreement and/or Sub-Plan have been satisfied.

     10.4 Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Award shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee.

     10.5 Deferral of Performance Awards. Prior to the year with respect to which a Performance Award may vest, the Committee may permit a Participant to elect, in accordance with rules prescribed by the Committee, not to receive a distribution upon the vesting of such Performance Award and instead have the Company continue to maintain the Performance Award on its books of account.

     10.6 Maximum Award. The maximum number of shares of Stock that may be the subject of a Performance Share Award granted to a Participant in a single calendar year shall be 250,000. The maximum amount of compensation payable, without regard to any deferred amounts, to a Participant pursuant to the grant of Performance Unit Awards in any calendar year shall be $10,000,000.

     Section 11. Other Stock Based Awards

     11.1 Grant of Other Stock Based Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may issue to Participants, either alone or in addition to other Awards made under the Plan, Stock Unit Awards which may be in the form of or based on Stock or other securities. The maximum number of shares of Stock that may be granted in any calendar year to a Participant as part of a Stock Unit Award shall be 250,000. If the value of any Stock Unit Award is not based entirely on the value of the underlying Stock, the maximum amount of compensation payable, without regard to any deferred amounts, to a Participant pursuant to the grant of all such Stock Unit Awards in any calendar year shall be $ 2,500,000. The Committee, in its sole and complete discretion, may determine that an Award, either in the fore of a Stock Unit Award under this Section 11 or as an Award granted pursuant to Sections 7 through 10, may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and
(ii) cash payments in lieu of or in addition to an Award. Subject to the provisions of the Plan, the Committee in its sole and complete discretion, shall determine the terms, restrictions, conditions, vesting requirements, and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") of the Award. The Award Agreement and/or Sub-Plan shall specify the rules of each Award as determined by the Committee. However, each Stock Unit Award need not be subject to identical rules.

     11.2 Rules. The Committee, in its sole and complete discretion, may grant a Stock Unit Award subject to the following rules:

          (a) Stock or other securities issued pursuant to Stock Unit Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant until the expiration of at least six months from the Award Date, except that such limitation shall not apply in the case of death or Disability of the Participant. All rights with respect to such other Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.

          (b) Stock Unit Awards may require the payment of cash consideration by the Participant in receipt of the Award or provide that the Award, and any Stock or other securities issued in conjunction with the Award be delivered without the payment of cash consideration.

          (c) The Committee, in its sole and complete discretion, may establish certain Performance Measures that may relate in whole or in part to receipt of the Stock Unit Awards.

          (d) Stock Unit Awards may be subject to a deferred payment schedule and/or vesting over a specified employment period.

          (e) The Committee, in its sole and complete discretion, as a result of certain circumstances, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on a Stock Unit Award at the time of grant.

     11.3 Deferral of Stock Units. Prior to the year with respect to which a Stock Unit may vest, the Committee may permit a Participant to elect, in accordance with rules prescribed by the Committee, not to receive a distribution upon the vesting of such Stock Unit and instead have the Company continue to maintain the Stock Unit on its books of account.

     Section 12. Special Provisions Applicable to Covered Participants.

     Unless the Committee in its sole discretion determines that any Award made to a Covered Employee is not intended to qualify for the Performance Based Exception under Section 162(m), Awards subject to Performance Measures that are granted to Covered Participants under this Plan shall be governed by the conditions of this Section 12, in addition to the requirements of Sections 9, 10, and 11 above. Should conditions set forth under this Section 12 (when applicable) conflict with the requirements of Sections 9, 10, and 11, the conditions of this Section 12 shall prevail.

          (a) Performance Measures for Covered Participants shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date during the Performance Period as may be permitted under Section 162(m). Performance Measures for Covered Participants may include alternative and multiple Performance Measures and may be based on one or more business criteria.

          (b) All Performance Measures must be objective and must satisfy third party "objectivity" standards under Section 162(m).

          (c) The Performance Measures shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

          (d) The Award and payment of any Award under this Plan to a Covered Participant with respect to relevant Performance Period shall be contingent upon the attainment of the Performance Measures that are applicable to such Covered Participant. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Measures relating to the Award are satisfied. Approved minutes of the Committee may be used for this purpose.

          (e) All Awards to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purpose of this Section 12.

     Section 13. General Provisions

     13.1 Withholding. The Company shall have the right to deduct or withhold, or require a Participant to remit to the Company, any taxes, including employment taxes, required by law to be withheld with respect to the Awards made under this Plan. In the event an Award is paid in the form of Stock, the Committee may require the Participant to remit to the Company the amount of any taxes required to be withheld from such payment in Stock, or, in lieu thereof the Company may withhold (or the Participant may be provided the opportunity to elect to tender) the number of shares of Stock equal in Fair Market Value to the amount required to be withheld.

     13.2 No Right to Employment. No granting of an Award shall be construed as a right to employment with the Company.

     13.3 Rights as Shareholder. Subject to the Award provisions, no Participant or Designated Beneficiary shall be deemed a shareholder of the Sponsor nor have any rights as such with respect to any shares of Stock to be provided under the Plan until he or she has become the holder of such shares. Notwithstanding the aforementioned, with respect to Stock granted under a Restricted Stock Agreement under this Plan, the Participant or Designated Beneficiary of such Award shall be deemed the owner of such shares. As such, unless contrary to the provisions herein or in any such related Award Agreement, such shareholder shall be entitled to full voting, dividend and distribution rights as provided any other Sponsor shareholder.

     13.4 Construction of the Plan. The Plan, and its rules, rights, Agreements, Sub-Plans and regulations, shall be governed, construed, interpreted and administered in accordance with applicable Federal laws, or to the extent that Federal laws do not apply, the laws of the State of North Carolina. In the event any provision of the Plan shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, or portion of provision, of the Plan overall, which shall remain in full force and effect.

     13.5 Amendment of Plan. The Committee or the Board of Directors may amend, suspend, or terminate the Plan or any portion thereof at any time, provided (a) such amendment is made with shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement for the Performance-Based Exception under Section 162(m), and (b) such amendment may not adjust or amend the exercise price of Options previously granted to a Participant without further shareholder approval except as provided in Sections 6.4 and 6.5 hereof. The Committee in its discretion may amend the Plan so as to conform with any applicable regulatory requirements subject to any provisions to the contrary specified herein.

     13.6 Amendment of Award. At any time and in its sole and complete discretion, the Committee may amend any Award for the following reasons: (i) additions and/or changes are made to the Code, any federal or state securities law, or other law or regulations subsequent to the Grant Date, and have an impact on the Award; or (ii) for any other reason not described in clause (i), provided (a) such amendment does not adversely affect a Participant or, if it does, provided the Participant gives his or her consent to such amendment, and
(b) such amendment may not adjust or amend the exercise price of Options previously granted to a Participant without further shareholder approval except as provided in Sections 6.4 and 6.5 hereof.

     13.7 Exemption from Computation of Compensation for Other Purposes. By accepting an Award under this Plan, each Participant agrees that such Award shall be considered special incentive compensation and will be exempt from inclusion as "wages" or "salary" for purposes of calculating benefits under pension, profit sharing, disability, severance, life insurance, and other employee benefit plans of the Company, except as otherwise provided in those benefit plans.

     13.8 Legend. In its sole and complete discretion, the Committee may elect to legend certificates representing shares of Stock sold or awarded under the Plan, to make appropriate references to the restrictions imposed on such shares.

     13.9 Executive Officers and Covered Participants. All Award Agreements and/or Sub-Plans for Participants subject to Section 16(b) shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Committee in its discretion determines that any such Award should not be governed by Rule 16b3. All Awards subject to the Performance Based Exception shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the Performance-Based Compensation exemption of Section 162(m), unless the Committee, in its sole discretion, determines that an Award to a Covered Participant is not intended to qualify for the Performance-Based Exception.

     13.10 Change in Control. In the event of a Change in Control, the Committee may provide, in its sole and complete discretion, either within the terms of the Award Agreement or subsequently, for the acceleration of the payment and/or vesting of any Award, the extension of the time during which an Award is exercisable to its full term regardless of a Participant's termination of employment with the Company and/or the release of any restrictions on any Award.

     13.11 Divestiture. In the event of a Divestiture, the Committee may provide, in its sole and complete discretion, either within the terms of the Award Agreement or subsequently, for the acceleration of the payment and/or vesting of any Award, the extension of the time during which an Award is exercisable to its full term regardless of a Participant's termination of employment with the Company and/or the release of any restrictions on any Award or the assumption of an Award as contemplated in Section 13.14.

     13.12 Unfunded Obligation. Nothing in this Plan shall be interpreted or construed to require the Company in any manner to fund any obligation to the Participants or any Designated Beneficiary. Nothing contained in this Plan nor any action taken hereunder shall create, or be construed to create a trust of any kind, or a fiduciary relationship between the Company and/or the Committee, and the Participants and/or any Designated Beneficiary. To the extent that any Participant or Designated Beneficiary acquires a right to receive payments under this Plan, such rights shall be no greater than the rights of any unsecured general creditor of the Sponsor.

     13.13 Plan Expenses. All reasonable expenses of the Plan shall be paid by the Company.

     13.14 Transfer. The sponsorship of this Plan may be assumed by any Affiliate of the Sponsor in the case of a reorganization of the Sponsor and its Affiliates, or by any successor in interest of the Sponsor. Further, in the event any Award under the Plan is assumed by an Affiliate or another entity in connection with the disposition or sale of any business of the Sponsor and its Affiliates, the Award so assumed shall be cancelled under the Plan.